Exhibit 99.01

Mississippi Power Kemper County IGCC Project	Table of Contents	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through July 2013

Project Costs and Summary	1

Key Contracts Over $10M	2

Project Updates	3
Safety
Schedule
Permits and Approvals

Mississippi Economic Impact	4

Liberty Mine Summary	7

Mississippi Power Kemper County IGCC Project	Project Costs and Summary Total Project	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through July 2013

1 of 7

Mississippi Power Kemper County IGCC Project	Key Contracts over $10M	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through July 2013

Table 4: Key Contracts Over $10M

(in millions of dollars)	Issue Initial Inquiry	Award Date	Current View	Variance from Previous Month
Equipment and Material Contracts Over $10M *(Represents 92% of total equipment and material contracts)*	Dates in **BOLD** are actual dates; others are forecast dates		**$1,560.0**	**($3.9)**
Steam Turbine Generator	Nov-07	Aug-08		
Gas Turbines	Dec-08	Aug-09		
Heat Recovery Steam Generators	Oct-09	Jun-10		
Syngas Coolers	Jan-10	May-10		
Transport Gasifiers	Jan-10	May-10		
Fluid Bed Dryers	Mar-10	Jul-10		
Air Compressors	Apr-10	Sep-10		
Nitrogen Generation System	Jun-10	Dec-10		
Particulate Control Device (PCD) Systems	Nov-10	Sep-11		
Generator Step-up Transformers	Jul-10	Jan-11		
Station Service Transformers	Jul-10	Dec-10		
Coal Dense Phase Conveyors	Sep-10	Nov-10		
Coal Lock Vessels	Aug-10	Jan-11		
Water Treatment System	Jul-10	Feb-11		
Structural Steel	Sep-10	Dec-10		
Heat Exchangers	Apr-10	Multiple		
Chemical Reactors	Jul-10	Multiple		
Vessels	Jun-10	Multiple		
Heat Exchangers	Jul-10	Multiple		
Compressors	Jun-10	Multiple		
Catalyst	Jul-10	Multiple		
Pumps	Jun-10	Multiple		
Drums	Jan-10	Multiple		
Unit Chillers	Jul-10	Multiple		
Construction Piping	Jun-10	Multiple		
Instrumentation & Controls	Oct-10	Multiple		
Electrical	Apr-11	Multiple		
Transmission Line Structures	May-11	Multiple		
Construction Contracts Over $10M *(Represents 99% of total construction contracts)*	Dates in **BOLD** are actual dates; others are forecast dates		**$1,458.7**	**$2.8**
Cut and Fill Excavation	Jul-10	Aug-10		
Underground	Nov-10	Jan-11		
Concrete	Nov-10	Jan-11		
Gasifier General Contractor	Apr-11	Jul-11		
Combined Cycle General Contractor	Oct-11	Dec-11		
Water Lateral	Jul-11	Sep-11		
Architectural Buildings	Feb-11	Multiple		
Cooling Tower	Feb-10	Sep-10		
Insulation	Jan-12	Jun-12		
Field Erected Tanks	Nov-10	Feb-11		
Water Storage Pond	Nov-11	Dec-11		
Gas Clean-up & By Products	Oct-11	Dec-11		
Turbine Generator	Nov-11	Dec-11		
HRSG Erection	Aug-11	Sep-11		
Piling	Sep-10	Dec-10		
Ash Storage	Nov-11	Dec-11		
Total			**$3,018.6**	**($1.2)**

2 of 7

Mississippi Power Kemper County IGCC Project	Project Updates	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through July 2013

3 of 7

Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through July 2013

Economic Impact

Table 5: Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
3point Technologies	Columbus	Professional Service	Central Pipe Supply Inc	Jackson	Material
4 County Electric Power Association	Columbus	Construction	Chain Electric Co.	Hattiesburg	Construction
A E Allen	Pass Christian	Construction	Chancellor Supply	Laurel	Material
A&B Electric	Meridian	Professional Services	Chet's Paint & Body Shop	Meridian	Professional Services
AA Calibration Services	Yazoo City	Professional Service	Chevron Products	Moss Point	Equipment
ABF Freight	Jackson	Material	Chris Haynes Electric Supply	Jackson	Materials
ADCO Companies Ltd	Brandon	Equipment	Cintas Corporation	Jackson	Construction
AES Limited PC	Meridian	Construction	Cintas FAS	Jackson	Professional Services
Aggreko Cooling Tower Service	Ridgeland	Equipment	City of Meridian	Meridian	Professional Services
Air Tool Supply	West Point	Material	Cives Steel Co.	Rosedale	Material
Airgas South	Meridian	Construction	Collins and Null	Hattiesburg	Professional Services
AJA Management	Jackson	Professional Services	Collinsville Hardware	Meridian	Material
Al Covington / Bill Oubre	Meridian	Construction	Commercial Interiors	Long Beach	Professional Services
All Brand Foods	Hattiesburg	Professional Services	Comsouth	Meridian	Professional Services
All Clean Janitorial	DeKalb	Professional Services	Consolidated Electrical Distributors Inc	Gulfport	Material
All Safe Technologies	Gulfport	Professional Services	Consolidated Pipe & Supply Co	Pascagoula	Material
All Star Printing	Columbus	Materials	Contract Fabricators, Inc.	Holly Springs	Equipment
Almetek Industries Inc	Ridgeland	Material	Cornett Bolt & Screw	Gulfport	Material
American Controls	Amory	Material	CSS Document Solutions	Meridian	Professional Services
American Fire & Safety	Laurel	Professional Services	CTC, Inc	Louisville	Material
American Forest Management	Meridian	Professional Services	Custom Creations and More	Meridian	Construction
American Rental	Philadelphia	Construction	D&E Construction Co Inc	Meridian	Construction
American Supply Co Inc	Jackson	Material	DACO LLC	Columbus	Professional Services
Appraisers Associated Ltd.	Meridian	Professional Services	Daily Equipment Co Inc	Jackson	Construction
Aquaterra Engineering LLC	Madison	Professional Services	David L. Moon	Collinsville	Construction
Argus Analytical	Jackson	Professional Services	Davidson Hauling & Constrction	Marion	Material
Asplundh Tree Expert Co	D'Iberville	Construction	Davis Trailer	Moselle	Construction
B Clean	Laurel	Professional Services	Deep South Services LLC	Hickory	Material
Baker Ready Mix	Louisville	Material	Design Precast and Pipe	Gulfport	Construction
Balch & Bingham, LLP	Gulfport	Professional Services	Dickerson Petroleum	Kosciusko	Construction
Barnhart Crane & Rigging	Jackson	Construction	Ditch Witch of Mississippi	Pearl	Construction
Bay Pest Control	Ocean Springs	Professional Services	Dixie Mat & Hardwood Co Inc	Sandy Hook	Material
Bayou Management Inc	Columbus	Professional Services	Douglas Inc.	Jackson	Professional Service
Bellavilla Community Club	Bailey	Construction	Dowdle Gas Company	DeKalb	Construction
Betty Luke	Bailey	Professional Services	Dr. David Lang, PhD	Starkville	Professional Services
Bill Oakley Consulting Hydrologist, Inc.	Brandon	Professional Services	DZ Atlantic	Moss Point	Equipment
Bill's Trailer Sales	Ackerman	Materials	E. Patrick Cassady & Associates Inc.	Gulfport	Professional Services
Black Brothers, Inc.	Ackerman	Construction	Earl Dudley Associated	Jackson	Construction
Blackwell Shepards Locksmith	Meridian	Professional Services	East Mississippi Electric Power Assoc.	Meridian	Construction
Blaine's Trailer Rental & Sale	Richland	Construction	ECO Systems, Inc.	Jackson	Professional Services
BMI Environmental Services	Gulfport	Professional Services	Eddie J. Briggs, Attorney-at-law	Madison	Professional Services
Bonds of Love Ministries	DeKalb	Construction	Educational Furniture & Equipment Co.	Meridian	Construction
Broadmoor Home	Meridian	Construction	Eley Guild Hardy Architects	Biloxi	Professional Services
Brown & Mitchell	Gulfport	Construction	Endom Welding & Trailer Repair	Ellisville	Construction
Brunini	Jackson	Professional Services	Engineering Plus	Meridian	Professional Services
Buckwalter Stadium Inc.	Meridian	Construction	Engineering Services	Jackson	Professional Services
Burkhalter Rigging Inc	Columbus	Construction	Eutaw Construction	Aberdeen	Construction
Burk's Aviation	Hattiesburg	Professional Services	F L Clayton Trust	Meridian	Construction
Business Interiors	Jackson	Professional Services	Faison Office Products Co LLC	Gulfport	Construction
Can't Be Beat Fencing	Perkinston	Construction	Fastenal	Philadelphia	Material
Capital Concrete Cutting Inc	Clinton	Materials	FC&E Engineering LLC	Brandon	Professional Services
Carter Miller Associates	Meridian	Professional Services	Ferguson Enterprises	Jackson	Equipment
Cavco, Inc	Bailey	Construction	Firestone	Meridian	Professional Services
Central Culvert & Pipe	Philadelphia	Materials	Fish and Fisher	Jackson	Construction
Central Mississippi Communications	Kosciusko	Professional Services	Fluid Process & Pumps	Florence	Material
Central Office Supply	Kosciusko	Construction	Forest Services, Inc.	Pelahatchie	Professional Services

continued on page 5

4 of 7

Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through July 2013

Economic Impact *(continued from page 4)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
Forestry Suppliers	Brandon	Construction	Kelly Services	Gulfport	Professional Services
Fraley Dozer Service	Collins	Construction	Kemper Construction Supply	DeKalb	Material
Fulton Line Service	Preston	Construction	Kemper County Messenger	DeKalb	Professional Services
G & O Supply Co. Inc.	Houston	Material	Kemper Electric Supply	DeKalb	Material
Gary G. Williams, Appraisals	Flowood	Professional Services	Knesal Engineering Services, Inc.	Gulfport	Professional Services
Genesis Telecommunications	Collinsville	Professional Services	Knowles Material Co	Jackson	Material
GEO Products	Madison	Material	L & M Carpet Cleaning	Meridian	Professional Services
George's Auto Parts	Meridian	Construction	Lauderdale County Farm Supply	Meridian	Materials
Geotechnical Engineering Assoc.	Ridgeland	Professional Services	Lawyers PLLC	Meridian	Professional Services
Gipson Steel Inc	Meridian	Construction	Layne Christenson	Jackson	Construction
Glenn Hollingsworth Enterprise LLC	Hickory	Construction	LPK Architects	Meridian	Professional Services
Glenn Machine Works	Columbus	Construction	Luke Printing Company	Meridian	Professional Services
Glover Young Walton & Simmons, PLLC	Meridian	Professional Services	Lyle Machinery Company	Jackson	Equipment
Godwin Group	Jackson	Professional Services	M G Dyess Inc	Bassfield	Construction
Goforth Forest Management, Inc.	Meridian	Professional Services	M&M Holdings	Kilmichael	Materials
GraRock Trucking	Macon	Construction	Magnolia Steel Co, Inc.	Meridian	Professional Services
Greenway Construction	Wiggins	Construction	Mailroom Consultants	Jackson	Professional Services
Gulf Coast Fence	Pascagoula	Construction	Malouf	Greenwood	Construction
Gulf Office Systems Inc	Saucier	Professional Services	Mar-Com Comm, Inc.	Decatur	Construction
Gulf Sales & Supply	Pascagoula	Construction	Marion Water Department	Marion	Construction
Gulf South Survey & Environmental	Biloxi	Professional Services	Mars Manufactured Homes	Meridian	Construction
H & H Chief Sales	Carthage	Construction	Martin Supply (MISCO)	Saltillo	Materials
H & H Construction	Greenwood	Construction	Martin Truck & Tractor	Columbus	Construction
H & P Leasing, Inc.	Flowood	Construction	Marvin's	Meridian	Material
Hampton & Associates Law Office	DeKalb	Professional Services	Mary Joyce Angero	Meridian	Construction
Hanson	Gulfport	Construction	McElroy Plumbing & Heating	Meridian	Construction
Hargrove Engineers Constructors	Pascagoula	Professional Services	Medical Foundation (Rush Hospital)	Meridian	Professional Services
Havard Pest Controls	Hattiesburg	Professional Services	MEI Electical Inc	Philadelphia	Construction
HD Supply Waterworks LTD	Pearl	Material	Melvin Chaney Jr Real Estate Appraiser	Madison	Professional Services
Heartland Pump Rental & Sales Inc	Horn Lake	Construction	Mercury Aviation Inc	Flowood	Professional Services
Heblon Heating & Air Conditioning	Meridian	Construction	Meridian Community College	Meridian	Professional Services
Hemphill Construction	Florence	Construction	Meridian Tire & Brake	Meridian	Professional Services
Henderson Steel Corp	Marion	Construction	Micro Methods Laboratory Inc	Ocean Springs	Professional Services
Herring Gas Co Inc.	Philadelphia	Construction	Mid South Welding	Meridian	Construction
Hi Grade Gin Corporation	Winona	Construction	Mikropul	Iuka	Equipment
HJM Forest Resource Management	DeKalb	Professional Services	Miller Enterprises	Hattiesburg	Construction
Holliday Construction	Poplarville	Construction	MillerCo Inc.	Gulfport	Construction
Holloway Termite & Pest Services	Meridian	Professional Services	Milton's A/C Service	DeKalb	Construction
Hooper Electronics	Pascagoula	Material	Mississippi Beverage Water, LLC	Meridian	Construction
Howard Industries	Laurel	Equipment	Mississippi Department of Transportation	Jackson	Construction
HRD Safety	Jackson	Material	Mississippi State University	Starkville	Professional Services
Hughes Brothers Inc	Jackson	Material	Missouth Vital Records	Meridian	Professional Services
Ice Plant	Meridian	Construction	Mitchell Sign, Inc.	Meridian	Professional Services
Industrial Steel Corp.	Jackson	Construction	MMC Material	Meridian	Construction
Ivy Consulting	Quitman	Professional Services	Modular Space Corp	Jackson	Construction
J & J Contractors	Collinsville	Professional Services	Motion Industries	Meridian	Materials
J W Lee Company, Inc	Gulfport	Equipment	MSC Industrial	Meridian	Materials
Jackson Bolt & Screw	Jackson	Material	Neel Schaffer	Jackson	Professional Services
James Self Inc dba JSI Communication	Pearl	Material	Nehring	Ridgeland	Material
JH Haynes Electric Co Inc	Gulfport	Professional Services	Newell Paper Company	Meridian	Materials
Joe McGee Construction	Lake	Construction	NGK Locke Inc	Ridgeland	Material
John B. Stewart Real Estate Appraiser	Canton	Professional Services	NL Carson	Carthage	Construction
John C Stennis Memorial Hospital	DeKalb	Professional Services	North Mississippi Medical Center	Eupora	Professional Services
John's Welding	Meridian	Professional Services	Northwest Kemper Water Association	Preston	Construction
Johnson Surveying	Collinsville	Professional Services	Office Furniture Jackson CIN	Ridgeland	Construction
K. C. Garbage & Solid Waste	DeKalb	Construction	ORR Safety Corp	Jackson	Material

continued on page 6

5 of 7

Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through July 2013

Economic Impact *(continued from page 5)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
Pac Services	Biloxi	Professional Services	Strickland Companies	Columbus	Construction
Pearson Services	Louisville	Construction	Structural Steel Services	Meridian	Material
Perfect Touch Contractors LLC	DeKalb	Construction	Stuart C. Irby Co.	Meridian/Jackson	Material
Perma R Products	Grenada	Material	Sturgis Mat	Ackerman	Material
Peterbilt Truck Center	Jackson	Construction	Sudden Service	Louisville	Construction
Pettigrew Forestry Consultants	Kiln	Professional Services	Sunbelt Insulation	Lucedale	Material
Pickering & Associates	Jackson	Professional Services	Sutton Lumber	Meridian	Material
Plan House Printing and Graphics	Tupelo	Professional Services	Suzy Q Monogramming Screenprinting	Philadelphia	Construction
Powell Transportation	Columbia	Material	System Scale	Jackson	Equipment
Preformed Line Products Co	Ridgeland	Material	T K Stanley	Waynesboro	Material
Print Plus	Meridian	Professional Services	Taylor Machine Works	Louisville	Construction
Pritchard Engineering	Starkville	Professional Services	Terracon Consultants	Madison	Professional Services
Pro Turf, Inc.	Winona	Construction	The 1869 Group LLC	Jackson	Construction
Procall Services	Biloxi	Professional Services	The Bolt Co dba Henderson Bolt	Meridian	Material
Progressive Pipeline	Meridian	Construction	The McGinnis Lumber Company	Meridian	Material
ProModular	Jackson	Construction	The Service Company of Mississippi	Meridian	Professional Services
Provine Helicopter Service, Inc.	Greenwood	Professional Services	Thomas Refrigeration	Meridian	Professional Services
Puckett Machinery Co	Jackson	Construction	Threaded Fasteners	Gulfport	Material
Puckett Rents Inc	Jackson	Construction	Tice Engineering	Wiggins	Professional Services
Quality Welding & Fabrication	Columbia	Equipment	Tim Parker Construction	Soso	Construction
Ralph L. Morgan	Meridian	Material	Timber Craft, Inc.	DeKalb	Professional Services
Richard R. Hite Appraisal, LLC	Canton	Professional Services	Tolbert Chevrolet	Philadelphia	Construction
Robert's Sewing Machine Parts	Meridian	Professional Services	Tooney's Tire Center	DeKalb	Professional Services
Robinson Electric Supply Co Ind	Meridian	Material	Town of DeKalb	DeKalb	Construction
Rush Care	Meridian	Professional Services	Town of Marion	Marion	Construction
Ryan Motors Inc	Hattiesburg	Construction	Tri-State Consulting Services	Philadelphia	Professional Services
S&S Welding	Ellisville	Professional Services	Trucker's Supply	Meridian	Construction
Sam Oswalt & Son, Inc.	Starkville	Construction	TST&E, LLC	Carriere	Construction
Sanders Air & Heat	Meridian	Professional Services	U Save Car & Truck Rental	Meridian	Construction
Sanders Gas	Meridian	Construction	Underwood Sales Inc	Ovett	Construction
Sequel Electrical Supply	Meridian	Material	United Fence	Meridian	Construction
Service Master	Marion	Professional Services	United Rentals N.A. (formally RSC Eqmt)	Meridian	Construction
Sherwin Williams	Meridian	Material	Vice Brothers Unlimited	Moss Point	Material
Sign's Plus of Meridian	Meridian	Construction	Vice Construction Co.	Moss Point	Construction
Singley Construction Co	Columbia	Construction	Vick's Paint & Body Shop	DeKalb	Professional Services
Sirmon & Associates	Pelahatchie	Professional Services	Volvo Rents	Hattiesburg	Construction
Slay Steel Inc	Meridian	Material	Vulcan	Laurel	Material
South Mississippi Hydroseeding	Wiggins	Construction	W G Yates & Sons Construction	Biloxi	Construction
Southern Business Supply	Meridian	Construction	W.L. Cook	Bailey	Professional Services
Southern Chevrolet	DeKalb	Construction	Walker Audio	Biloxi	Professional Services
Southern Colonel Homes Inc	Hattiesburg	Construction	Walley Forestry	Ellisville	Professional Services
Southern Natural Resources, Inc.	Stewart	Professional Services	Waste Management	Tupelo & Meridian	Professional Services
Southern Pine Electric	Taylorsville	Equipment	Waste Pro of MS	Meridian	Professional Services
Southern Pipe & Supply Co Inc	Gulfport	Material	Waters International	Meridian	Material
Southern Surveyors Group LLC	Gulfport	Professional Services	Waters Truck & Tractor	Kosciusko	Construction
Southern Tire Mart	Meridian	Construction	Waterstone Business Strategies	Brandon	Professional Services
Southern Waste Disposal	Meridian	Construction	Watson Quality Ford	Jackson	Construction
SPCS Inc	Gulfport	Professional Services	Watt Equipment	DeKalb	Construction
Specialty Fencing	Meridian	Construction	Wilkerson Construction	DeKalb	Construction
Specialty Fuel	Kosciusko	Construction	William Clay	DeKalb	Construction
Starkville Computers	Starkville	Construction	Woodall Electric Inc	Meridian	Professional Services
Stevie Holiday	DeKalb	Professional Services	Yard Services	Meridian	Professional Services
Stribling Equipment	Jackson	Construction			

Total Mississippi Contracts - Tier 1 and Tier 2 (in millions of dollars)	**$845**
Total Mississippi Spend through July 2013 - Tier 1 and Tier 2 (in millions of dollars)	**$804**

Mississippi Workforce	**Plant**	**Mine**	**Total**
Construction Jobs	**1,792**	**140**	**1,932**
Plant/Mine Jobs	**85**	**104**	**189**

6 of 7

Mississippi Power Kemper County IGCC Project	Liberty Mine Summary	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through July 2013

7 of 7